Exhibit 10.1

WAIVER NO. 1 TO

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT AND AMENDED

AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS WAIVER NO. 1 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT AND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Waiver”) is made as of July 12, 2013 by and among:

(a) SMITHFIELD FOODS, INC., a Virginia corporation (“Smithfield”);

(b) SFFC, INC., a Delaware corporation (“SFFC”);

(c) FARMLAND FOODS, INC., a Delaware corporation (“Farmland”);

(d) SMITHFIELD OF CANADA, LTD., a company incorporated under the laws of Canada (“Smithfield Canada”);

(e) THE SMITHFIELD PACKING COMPANY, INCORPORATED, a Delaware corporation (“Packing”);

(f) PREMIUM PET HEALTH, LLC, a Delaware limited liability company (“PPH”);

(g) PATRICK CUDAHY, LLC, a Delaware limited liability company (“Cudahy”);

(h) JOHN MORRELL & CO., a Delaware corporation (“Morrell”);

(i) SMITHFIELD GLOBAL PRODUCTS, INC., a Delaware corporation (“Global”);

(j) ARMOUR-ECKRICH MEATS LLC, a Delaware limited liability company (“Armour”);

(k) SMITHFIELD SPECIALTY FOODS GROUP, LLC, a Delaware limited liability company (“Specialty”);

(l) AMERICAN SKIN FOOD GROUP, LLC, a North Carolina limited liability company (“Skin,” and together with Farmland, Smithfield Canada, Packing, PPH, Cudahy, Morrell, Global, Armour and Specialty, the “Originators”);

(m) SMITHFIELD RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “Borrower”);

(n) COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH (“Rabobank”), in its capacities as Administrative Agent (“Administrative Agent”), Letter of Credit Issuer and a Committed Lender; and

(o) NIEUW AMSTERDAM RECEIVABLES CORPORATION (“Nieuw Amsterdam”), as a Conduit.

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit and Security Agreement (as defined below).

R E C I T A L S

WHEREAS, Smithfield, SFFC, the Originators and the Borrower are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of January 31, 2013 (such agreement, as amended, modified, supplemented, waived or restated from time to time, the “Receivables Sale Agreement”);

WHEREAS, the Borrower, Smithfield, Rabobank, in its capacities as administrative agent and letter of credit issuer, and the Lenders and the Co-Agents from time to time party thereto, are parties to that certain Amended and Restated Credit and Security Agreement dated as of January 31, 2013 (such agreement, as amended, modified, supplemented, waived or restated from time to time, the “Credit and Security Agreement,” and together with the Receivables Sale Agreement, the “Agreements”);

WHEREAS, Smithfield has informed the Administrative Agent that (a) pursuant to that certain Agreement and Plan of Merger, dated as of May 28, 2013 (the “Amendment Date Merger Agreement”), by and among Shuanghui International Holdings Limited, a corporation formed under the laws of the Cayman Islands (“Shuanghui”), Sun Merger Sub, Inc., a Virginia corporation (“Mergerco”) and wholly-owned subsidiary of Shuanghui, and Smithfield, Shuanghui desires to merge Mergerco with and into Smithfield (the “Shuanghui Merger”) so that, following consummation of such merger, (i) Smithfield will continue as the surviving corporation and will be a wholly owned subsidiary of Shuanghui (the “Shuanghui Acquisition”) and (ii) unsecured notes in an aggregate principal amount not to exceed $1,000,000,000 issued by Mergerco shall become indebtedness of Smithfield;

WHEREAS, Section 7.1 of the Receivables Sale Agreement provides that the parties to the Receivables Sale Agreement may waive any of the provisions contained therein under the circumstances and subject to the satisfaction of the conditions set forth therein;

WHEREAS, Section 14.1 of the Credit and Security Agreement provides that the parties to the Credit and Security Agreement may waive any of the provisions contained therein under the circumstances and subject to the satisfaction of the conditions set forth therein;

WHEREAS, each of the parties hereto (other than the Administrative Agent) desires to waive certain provisions of each Agreement to which it is a party, and the Administrative Agent desires to waive certain provisions of each Agreement, as provided herein;

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NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Waiver.

Notwithstanding anything to the contrary contained in Sections 4.2(g) and 5.1(g) of the Receivables Sale Agreement or Sections 7.2(i) and 9.1(l) of the Credit and Security Agreement, each of the parties hereto agrees that so long as (i) the Shuanghui Merger is consummated in accordance with the Amendment Date Merger Agreement, without any amendment or modification thereto in a manner that is material and adverse to the lenders party to the Parent Credit Agreement unless otherwise consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed) (it being agreed that any change in the purchase price set forth in the Amendment Date Merger Agreement by an amount equal to five percent (5%) or more of such purchase price shall require the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed; provided, however, no consent of the Administrative Agent shall be required if the purchase price is increased by five percent (5%) or more but such increase in excess of five percent (5%) will be funded solely with equity from Shuanghui and not by the assumption or incurrence of Indebtedness by Smithfield) and (ii) the Shuanghui Merger is consummated, if consummated at all, on or prior to December 6, 2013, no Termination Event nor Unmatured Termination Event shall be deemed to occur under the Receivables Sale Agreement, and no Event of Default nor Unmatured Event of Default shall be deemed to occur under the Credit and Security Agreement, in each case solely as a result of a Change of Control occurring in connection with the Shuanghui Merger or Shuanghui Acquisition.

SECTION 2. Agreement in Full Force and Effect as Waived.

Except as specifically waived hereby, all provisions of each Agreement shall remain in full force and effect. This Waiver shall not be deemed to expressly or impliedly waive, amend or supplement any provision of either Agreement other than as expressly set forth herein, shall constitute a one-time waiver only and shall not constitute an amendment or a novation of either Agreement.

SECTION 3. Representations.

(a) Each of Smithfield, SFFC and each Originator represents and warrants to Borrower and the Administrative Agent (as Borrower’s assignee) that, as of the date of this Waiver: (i) each of the representations and warranties made by it pursuant to Section 2.1 of the Receivables Sale Agreement is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (ii) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

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(b) Each of Smithfield and Borrower represents and warrants to the Agents and the Lenders that, as of the date of this Waiver: (i) each of the representations and warranties made by it pursuant to Section 5.1 of the Credit and Security Agreement is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (ii) no event has occurred and is continuing that will constitute an Event of Default or an Unmatured Event of Default.

SECTION 4. Miscellaneous.

(a) This Waiver may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Waiver are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Waiver may not be amended or otherwise modified except by the written agreement of all of the parties hereto.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Waiver.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Waiver represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) Sections 7.4 and 7.10 of the Receivables Sale Agreement and Sections 14.5, 14.8, 14.9, 14.10 and 14.11 of the Credit and Security Agreement are incorporated by reference in and shall apply to this Waiver as if set out herein in their entirety.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SMITHFIELD FOODS, INC.

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SFFC, INC.

By:	/s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

FARMLAND FOODS, INC.

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

THE SMITHFIELD PACKING COMPANY, INCORPORATED

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

JOHN MORRELL & CO.

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

Waiver No. 1 to Agreements

ARMOUR-ECKRICH MEATS LLC

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD GLOBAL PRODUCTS, INC.

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PREMIUM PET HEALTH, LLC

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PATRICK CUDAHY, LLC

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD SPECIALTY FOODS GROUP, LLC

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President, Treasurer

Waiver No. 1 to Agreements

AMERICAN SKIN FOOD GROUP, LLC

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President, Treasurer

SMITHFIELD OF CANADA, LTD.

By:	/s/ Robert W. Manly, IV
Name: Robert W. Manly, IV
Title: Executive Vice President

SMITHFIELD RECEIVABLES FUNDING, LLC
By: SFFC, Inc., its managing member

By:	/s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

Waiver No. 1 to Agreements

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, AS LETTER OF CREDIT ISSUER AND AS A COMMITTED LENDER

By:	/s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

By:	/s/ Dana Hartman
Name: Dana Hartman
Title: Executive Director

Waiver No. 1 to Agreements

NIEUW AMSTERDAM RECEIVABLES CORPORATION,

AS A CONDUIT

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

Waiver No. 1 to Agreements